UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2015

CIRQUE ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	000-52438	65-0855736
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

414 West Wackerly Street
Midland, Michigan	48640-4701
(Address of principal executive offices)	(Zip Code)

(248) 494-0080

(Registrant’s telephone number, including area code)

645 Griswold Street, Suite 3274
Detroit, Michigan	48226-4214
(Former address, if changed since last report)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS.

Cirque Energy, Inc. (the “Company”) reported the death on April 25, 2015 of Joseph L. DuRant, its President, Chief Executive Officer, and Chairman of the Board of Directors (the “Board”).

The Company also announced the appointment of Roger W. Silverthorn as its President, Chief Executive Officer, and Chairman of the Board of Directors to succeed Mr. DuRant, effective April 26, 2015. Mr. Silverthorn had previously served as the Company’s Executive Vice President of Business Development and Secretary.

Separately, on April 30, 2015, the Board appointed Patrick Rogers to its Board effective immediately.

There are no arrangements or understandings between Mr. Rogers and/or any other persons pursuant to which Mr. Rogers was named as a director of the Company. Mr. Rogers does not have a family relationship with any of the Company's directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer.

Other than as set forth herein, Mr. Rogers has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Section 404(a) of Regulation S-K or Item 5.02(d) of Form 8-K by virtue of his appointment to the Board.

Between March 2010 and May 2013, Mr. Rogers was the Co-Agent and owner of First Data North American States. From May 2013 to the present, he was the Agent and owner of Ignite Payments Unlimited States. From September 2014 to the present, Mr. Rogers has been and continues to be the chief executive officer of The Laguna Group, Inc.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

On April 28, 2015, the Company issued a press release regarding Mr. DuRant’s death and the Company’s appointment of Mr. Silverthorn. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

On April 30, 2015, the Company issued a press release regarding the Company’s appointment of Mr. Rogers. A copy of the Company’s press release is attached hereto as Exhibit 99.2.

The information contained in this Current Report on Form 8-K furnished pursuant to Item 9.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

(d)        Exhibits.

The following exhibits are furnished herewith:

Exhibit No.	Description
99.1	Text of press release issued by Cirque Energy, Inc. on April 28, 2015.

99.2	Text of press release issued by Cirque Energy, Inc. on April 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRQUE ENERGY, INC.

Date: April 30, 2015	By:	/s/ David W. Morgan
David W. Morgan
Chief Financial Officer